Exhibit 99.2

1 Investor Presentation April 29, 2020 NASDAQ: FBMS

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for the Company's future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; (5) risks related to the Company's recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management's plans for the future; (7) credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values, or competition; (8) changes in accounting principles, policies, or guidelines; (9) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company's participation in and execution of government programs related to the COVID-19 pandemic; (10) the impact of the COVID-19 pandemic on the Company's assets, business, cash flows, financial condition, liquidity, prospects and results of operations; (11) potential increases in the provision for loan losses resulting from the COVID-19 pandemic; and (12) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission, which are available on the SEC's website, http://www.sec.gov. Undue reliance should not be placed on forward-looking statements. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Statements about the potential effects of the COVID-19 pandemic on the Company's assets, business, liquidity, financial condition, prospects, and results of operations may constitute forward-looking statements and are subject to the risks that the actual effects may differ, possibly materially, from what is reflected in these forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the depth, dispersion and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on customers, employees, third parties and the Company.

2

3 Response to Covid - 19 Enacted the Pandemic section of our internal Business Continuity Plan Informed employees of CDC and internal recommendations, procedures and protocols concerning: social distancing, business travel, sanitation and disinfection; weekly system wide calls to re - enforce procedures and keep team members up to date on current developments Distributed inventory of masks, sanitizers and disinfectants system - wide Increased the frequency of facility janitorial services Restricted access to lobbies to “by appointment only” and maintained full drive thru service THE FIRST ACTED QUICKLY TO ENSURE SAFETY OF EMPLOYEES AND CLIENTS

4 Response to Covid - 19 Continued Moved as many as practical employees to work by remote access Rotated access as much as practical for employees who’s function could not be performed remotely Provided lunch daily to on site personnel to limit their off premise exposure during the day; rotate purchasing our meals to our restaurant clients in each market to help support them during this emergency Improved and upgraded electronic delivery and execution of documents system wide to limit in person exposure but maintain business volume

5 Loan Portfolio Potential Increased Risk Sectors SECTOR BOOK BALANCE AVAILABLE TOTAL COMMITTED % OF LOANS HOTELS $108.9 MILLION $2.6 MILLION $111.5 MILLION 4.3% RESTAURANTS $89.4 MILLION $2.2 MILLION $91.6 MILLION 3.5% RETAIL $172.2 MILLION $4.9 MILLION $177.1 MILLION 6.8% CONVENIENCE STORES $53.1 MILLION $2.7 MILLION $55.8 MILLION 2.1% HEALTHCARE $57.9 MILLION $4.7 MILLION $62.6 MILLION 2.4% DIRECT ENERGY $20.9 MILLION $0.0 MILLION $20.9 MILLION 0.8% TOTAL $502.4 MILLION $17.1 MILLION $519.5 MILLION 20.0%

6 Loan Portfolio Risk Sectors Detail SECTOR TOTAL COMMITTED % OF LOANS LTV % HOTELS $111.5 MILLION 4.3% 51.6% FLAGGED $86.5 MILLION NON - FLAGGED $25.0 MILLION RESTAURANTS $91.6 MILLION 3.5% 56.0% CHAIN $38.3 MILLION NON - CHAIN $49.6 MILLION CONSTRUCTION $3.7 MILLION RETAIL $177.1 MILLION 6.8% 51.7% CONSTRUCTION $13.0 MILLION NON - OWNER OCCUPIED $54.1 MILLION RETAIL STRIP W/ ANCHOR $38.5 MILLION RETAIL STRIP NO ANCHOR $71.5 MILLION

7 Loan Portfolio Risk Sectors by State SECTOR TOTAL COMMITTED % OF LOANS LTV % HOTELS $111.5 MILLION 4.3% 51.6% MISSISSIPPI $31.3 MILLION 56.5% LOUISIANA $45.7 MILLION 45.9% ALABAMA $8.3 MILLION 55.2% FLORIDA $26.2 MILLION 65.3% RESTAURANTS $91.6 MILLION 3.5% 56.0% MISSISSIPPI $23.1 MILLION 68.5% LOUISIANA $35.7 MILLION 48.2% ALABAMA $6.3 MILLION 58.0% FLORIDA $24.5 MILLION 61.7% GEORGIA $2.0 MILLION 71.6%

8 Risk Sectors by State Continued SECTOR TOTAL COMMITTED % OF LOANS LTV % RETAIL $177.1 MILLION 6.8% 51.7% MISSISSIPPI $57.1 MILLION 49.4% LOUISIANA $34.4 MILLION 56.1% ALABAMA $23.4 MILLION 48.3% FLORIDA $50.8 MILLION 52.4% GEORGIA $11.4 MILLION 56.3%

$410 MILLION IN MODIFICATIONS OF WHICH VAST MAJORITY ARE 3 MONTH DEFERRALS ENHANCED RISK SECTORS WITH MODIFICATIONS AS OF APRIL 24, 2020: 9 Loan Modifications Resulting from COVID - 19 SECTOR TOTAL MODIFIED % OF SECTOR TOTAL HOTELS $40.0 MILLION 35.9% RESTAURANTS $46.9 MILLION 51.2% RETAIL $54.0 MILLION 30.5% CONVENIENCE STORES $5.3 MILLION 9.5% HEALTHCARE $15.4 MILLION 24.6% TOTAL $161.6 MILLION

DUE TO THE LEVEL OF DEMAND, OUR PRIMARY FOCUS IS SERVICING EXIST ING CUSTOMERS AS OF APRIL 24, 2020 WE HAVE PROCESSED 1,660 LOANS TOTALING $199 .3 MILLION PPP LOANS MADE TO ENHANCED RISK SECTORS ARE DETAILED BELOW: 10 Payroll Protection Program (PPP) HOTELS $0.8 MILLION RESTAURANTS $18.2 MILLION RETAIL $16.6 MILLION CONVENIENCE STORES $1.9 MILLION HEALTHCARE $5.8 MILLION TOTAL $43.6 MILLION

11 LOAN RESERVES & NPAs LOAN BALANCES ALLL/CREDIT MARK ALLL/MARK TO LOANS ACQUIRED LOANS NOT INCORPORATED INTO ALLL MODEL $695.3 MILLION $8.9 MILLION MARK 1.3% ACQUIRED PURCHASED CREDIT IMPAIRED LOANS $16.7 MILLION $1.9 MILLION MARK 11.0% LOANS INCORPORATED INTO ALLL MODEL $1.890 BILLION $20.8 MILLION ALLL 1.10% TOTAL LOANS $2.602 BILLION $31.6 MILLION 1.21% ALLL/CREDIT MARKS NON PERFORMING ASSETS BALANCES % OF LOANS + OREO LEGACY $19.8 MILLION 0.8% ACQUIRED $27.3 MILLION 1.0% TOTAL NON PERFORMING ASSETS $47.1 MILLION 1.8%

LIQUIDITY INVESTMENT PORTFOLIO IS 19% OF TOTAL ASSETS 92% IN AGENCY MBS AND MUNICIPAL AVERAGE LIFE – 4.4 EFFECTIVE DURATION – 3.56 2 YEAR PRINCIPAL CASH FLOW – 32% ON HAND LIQUIDITY OF 17.2% PRIMARY AND SECONDARY SOURCES OF LIQUIDITY 12 Balance Sheet Management Cash and Due From Banks $285 MILLION Unpledged Investment Securities $305 MILLION Excess Pledged Securities $3 MILLION FHLB Borrowing Availability $1.093 BILLION Unsecured Lines of Credit $70 MILLION Total $1.756 BILLION

SOLID CAPITAL 13 Balance Sheet Management MARCH 31, 2020 ESTIMATES The First, ANBA First Bancshares TOTAL SHAREHOLDER’S EQUITY $632.6 MILLION $555.9 MILLION COMMON EQUITY TIER 1 CAPITAL RATIO 15.5% 12.7% TIER 1 CAPITAL RATIO 15.5% 13.2% TOTAL RISK - BASED CAPITAL RATIO 16.2% 16.3% LEVERAGE RATIO 11.4% 9.8% TCE 9.5%

14 NASDAQ: FBMS